Exhibit 99.1

IMMEDIATE RELEASE

Ultimate Reports Q1 2014 Financial Results

•	Record Recurring Revenues of $97.4 Million, Up by 25%

•	Record Total Revenues of $121.1 Million, Up by 24%

•	Non-GAAP Operating Income of $23.5 Million, Up by 48%

Weston, FL, April 29, 2014 — Ultimate Software (Nasdaq: ULTI), a leading cloud provider of people management solutions, announced today its financial results for the first quarter of 2014. For the quarter ended March 31, 2014, Ultimate reported recurring revenues of $97.4 million, a 25% increase, and total revenues of $121.1 million, a 24% increase, both compared with 2013’s first quarter. GAAP net income for the first quarter of 2014 was $6.9 million, or $0.23 per diluted share, versus GAAP net income of $4.5 million, or $0.16 per diluted share, for the first quarter of 2013.

Non-GAAP net income, which excludes stock-based compensation expense and amortization of acquired intangible assets, was $13.8 million, or $0.47 per diluted share, for the first quarter of 2014, compared with non-GAAP net income of $9.2 million, or $0.32 per diluted share, for the first quarter of 2013. See “Use of Non-GAAP Financial Information” below.

“We exceeded our recurring revenue, total revenue, and operating margin objectives in this year’s first quarter, and our customer retention rate remained consistent at greater than 96%. These results position us well to achieve our 2014 goals,” said Scott Scherr, founder, president and CEO of Ultimate.

“We held our Connections conference for customers, industry analysts, and business leaders in early April and had 1,573 attendees, up 27% over last year’s event. We showcased UltiPro’s expanded global HCM capabilities, including bidirectional global payroll integration and additional language support, and our new candidate-focused UltiPro Recruiting solution. Customers who began using UltiPro Recruiting in December 2013 can now give applicants the ability to submit secure applications in seconds using the LinkedIn profile feature, saving the candidate from having to navigate through multiple systems or having to copy and paste information from an existing profile in order to complete an application. Among the business advantages are ease, convenience, and accuracy. ”

Ultimate’s financial results teleconference will be held today, April 29, 2014, at 5:00 p.m. Eastern Time, through Vcall at www.investorcalendar.com/IC/CEPage.asp?ID=172439. The call will be available for replay at the same address beginning at 9:00 p.m. Eastern Time today. Windows Media Player software is required to listen to the call and can be downloaded from the site. Forward-looking information about future company performance will be discussed during the teleconference call.

Financial Highlights

•
Recurring revenues grew by 25% for the first quarter of 2014 compared with 2013's first quarter. The increase was primarily attributable to revenue growth from our cloud offering. Recurring revenues were 80% of total revenues for the first quarter of 2014.

•	Ultimate’s total revenues for the first quarter of 2014 increased by 24% compared with those for the first quarter of 2013.

•
Our operating income increased 48%, on a non-GAAP basis, for the first quarter of 2014 to $23.5 million as compared with $15.9 million for the same period of 2013. Our non-GAAP operating margin was 19.4% for the first quarter of 2014 versus 16.2% for the first quarter of 2013.

•	Ultimate’s annualized retention rate exceeded 96% for its existing recurring revenue customer base as of March 31, 2014.

•	Net income, on a non-GAAP basis, for the first quarter of 2014 increased to $13.8 million compared with $9.2 million for the first quarter of 2013.

•
Cash flows from operating activities for the quarter ended March 31, 2014 increased 41% to $25.6 million, compared with $18.1 million for the same period of 2013.The combination of cash, cash equivalents, and marketable securities was $101.7 million as of March 31, 2014, compared with $90.2 million as of December 31, 2013.

•	Days sales outstanding were 61 days at March 31, 2014, representing a reduction of nine days compared with days sales outstanding at December 31, 2013.

Stock Repurchases

•
During the three months ended March 31, 2014, we used $10.2 million to acquire 61,739 shares of our common stock to settle the employee tax withholding liability resulting from the vesting of our employees' restricted stock holdings.

•	In addition, as of March 31, 2014, we had 946,165 shares of our outstanding common stock available for repurchase in the future under our previously announced stock repurchase plan.

Financial Outlook

Ultimate provides the following financial guidance for the second quarter ending June 30, 2014, and full year 2014:

For the second quarter of 2014:

•	Recurring revenues of approximately $100 million,

•	Total revenues of approximately $120 million, and

•	Operating margin, on a non-GAAP basis (discussed below), of approximately 18%.

For the year 2014:

•	Recurring revenues to increase by approximately 25% over 2013,

•	Total revenues to increase by approximately 23% over 2013, and

•	Operating margin, on a non-GAAP basis (discussed below), of approximately 20%.

Operating margin expectations were determined on a non-GAAP basis using the methodologies identified under the caption “Use of Non-GAAP Financial Information” in this press release.

Forward-Looking Statements
Certain statements in this press release are, and certain statements on the teleconference call may be, forward-looking statements within the meaning provided under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are made only as of the date hereof. These statements involve known and unknown risks and uncertainties that may cause Ultimate’s actual results to differ materially from those stated or implied by such forward-looking statements, including risks and uncertainties associated with fluctuations in Ultimate’s quarterly operating results, concentration of Ultimate’s product offerings, development risks involved with new products and technologies, competition, contract renewals with business partners, compliance by our customers with the terms of their contracts with us, and other factors disclosed in Ultimate’s filings with the Securities and Exchange Commission. Ultimate undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

About Ultimate Software
Ultimate is a leading cloud provider of people management solutions, with more than 15 million people records in the cloud. Built on the belief that people are the most important ingredient of any business, Ultimate’s award-winning UltiPro delivers HR, payroll, talent, compensation, and time management solutions that seamlessly connect people with the information and resources they need to work more effectively. Founded in 1990, the company is headquartered in Weston, Florida, and has more than 2,000 professionals focused on developing the highest quality solutions and services. In 2014, Ultimate was ranked #20 on FORTUNE’s list of the 100 Best Companies to Work For; recognized as a ‘Leader’ in Nucleus Research’s HCM Technology Value Matrix; and awarded the highest rating by Constellation Research in its Cloud Buyer’s Bill of Rights Certification. Ultimate has approximately 2,700 customers with employees in 150 countries, including Adobe Systems Incorporated,

Bloomin’ Brands, Culligan International, Major League Baseball, Pep Boys, Texas Rangers Baseball, and Texas Roadhouse. More information on Ultimate’s products and services for people management can be found at www.ultimatesoftware.com.

UltiPro is a registered trademark of The Ultimate Software Group, Inc. All other trademarks referenced are the property of their respective owners.

Contact: Mitchell K. Dauerman
Chief Financial Officer and Investor Relations
Phone: 954-331-7369
Email: IR@ultimatesoftware.com

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)
	For the Three Months Ended March 31,
	2014	2013
Revenues:
Recurring	$97,418	$78,082
Services	23,208	19,445
License	452	390
Total revenues	121,078	97,917
Cost of revenues:
Recurring	26,954	21,828
Services	22,074	19,728
License	72	90
Total cost of revenues	49,100	41,646
Gross profit	71,978	56,271
Operating expenses:
Sales and marketing	28,829	22,910
Research and development	19,720	16,130
General and administrative	11,059	8,927
Total operating expenses	59,608	47,967
Operating income	12,370	8,304
Other income (expense):
Interest and other expense	(66)	(80)
Other income, net	75	41
Total other income (expense)	9	(39)
Income before income taxes	12,379	8,265
Provision for income taxes	(5,496)	(3,745)
Net income	$6,883	$4,520
Net income per share:
Basic	$0.24	$0.16
Diluted	$0.23	$0.16
Weighted average shares outstanding:
Basic	28,196	27,476
Diluted	29,309	28,704

The following table sets forth the stock-based compensation expense resulting from stock-based arrangements (excluding the income tax effect, or “gross”) and the amortization of acquired intangibles that are recorded in Ultimate’s unaudited condensed consolidated statements of income for the periods indicated (in thousands):

	For the Three Months Ended March 31,
	2014	2013
Stock-based compensation expense:
Cost of recurring revenues	$1,240	$864
Cost of services revenues	1,055	960
Sales and marketing	4,797	3,096
Research and development	1,270	770
General and administrative	2,476	1,907
Total non-cash stock-based compensation expense	$10,838	$7,597

Amortization of acquired intangibles:
General and administrative	289	—
Total amortization of acquired intangibles	$289	$—

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	As of	As of
	March 31,	December 31,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$91,080	$79,794
Investments in marketable securities	8,288	8,682
Accounts receivable, net	82,256	85,676
Prepaid expenses and other current assets	31,578	29,374
Deferred tax assets, net	982	1,015
Total current assets before funds held for clients	214,184	204,541
Funds held for clients	711,154	262,227
Total current assets	925,338	466,768
Property and equipment, net	67,385	58,186
Goodwill	25,813	26,942
Investments in marketable securities	2,320	1,771
Intangible assets, net	7,822	8,274
Other assets, net	17,593	17,340
Deferred tax assets, net	20,116	18,913
Total assets	$1,066,387	$598,194
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,769	$6,422
Accrued expenses	27,196	26,040
Deferred revenue	103,481	102,686
Capital lease obligations	3,231	2,949
Other borrowings	2,267	2,264
Total current liabilities before client fund obligations	144,944	140,361
Client fund obligations	711,154	262,227
Total current liabilities	856,098	402,588
Deferred revenue	341	498
Deferred rent	2,495	2,687
Capital lease obligations	2,748	2,240
Other borrowings	297	593
Deferred income tax liability	1,244	1,371
Total liabilities	863,223	409,977

Stockholders’ equity:
Preferred Stock, $.01 par value	—	—
Series A Junior Participating Preferred Stock, $.01 par value	—	—
Common Stock, $.01 par value	324	321
Additional paid-in capital	324,589	315,691
Accumulated other comprehensive loss	(2,279)	(1,442)
Accumulated deficit	(926)	(7,809)
	321,708	306,761
Treasury stock, at cost	(118,544)	(118,544)
Total stockholders’ equity	203,164	188,217
Total liabilities and stockholders’ equity	$1,066,387	$598,194

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	For the Three Months Ended March 31,
	2014	2013
Cash flows from operating activities:
Net income	$6,883	$4,520
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,242	3,749
Provision for doubtful accounts	490	613
Non-cash stock-based compensation expense	10,838	7,597
Income taxes	5,261	3,689
Excess tax benefits from employee stock plan	(6,558)	(4,337)
Changes in operating assets and liabilities:
Accounts receivable	2,931	102
Prepaid expenses and other current assets	(2,204)	(3,139)
Other assets	(253)	(296)
Accounts payable	2,350	(1,399)
Accrued expenses and deferred rent	966	5,981
Deferred revenue	638	1,009
Net cash provided by operating activities	25,584	18,089
Cash flows from investing activities:
Purchases of marketable securities	(2,833)	(3,600)
Maturities of marketable securities	2,675	4,885
Net purchases of client funds securities	(448,926)	(361,436)
Purchases of property and equipment	(11,205)	(6,211)
Net cash used in investing activities	(460,289)	(366,362)
Cash flows from financing activities:
Net proceeds from issuances of Common Stock	2,295	2,881
Excess tax benefits from employee stock plan	6,558	4,337
Shares acquired to settle employee tax withholding liability	(10,216)	(6,159)
Principal payments on capital lease obligations	(919)	(896)
Other borrowings	—	203
Payments on other borrowings	(293)	—
Net increase in client fund obligations	448,926	361,436
Net cash provided by financing activities	446,351	361,802
Effect of foreign currency exchange rate changes on cash	(360)	(265)
Net increase in cash and cash equivalents	11,286	13,264
Cash and cash equivalents, beginning of period	79,794	58,817
Cash and cash equivalents, end of period	$91,080	$72,081

Supplemental disclosure of cash flow information:
Cash paid for interest	$73	$92
Cash paid for taxes	$163	$124

Non-cash investing and financing activities:
Capital lease obligations to acquire new equipment	$1,709	$908
Stock consideration adjustment recorded for acquisitions	$(818)	$—

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures
(In thousands, except per share amounts)

	For the Three Months Ended March 31,
	2014	2013
Non-GAAP operating income reconciliation:
Operating income	$12,370	$8,304
Operating income, as a % of total revenues	10.2%	8.5%
Add back:
Non-cash stock-based compensation expense	10,838	$7,597
Non-cash amortization of acquired intangible assets	289	—
Non-GAAP operating income	$23,497	$15,901
Non-GAAP operating income, as a % of total revenues	19.4%	16.2%

Non-GAAP net income reconciliation:
Net income	$6,883	$4,520
Add back:
Non-cash stock-based compensation expense	10,838	$7,597
Non-cash amortization of acquired intangible assets	289	—
Income tax effect	(4,258)	(2,919)
Non-GAAP net income	$13,752	$9,198

Non-GAAP net income, per diluted share, reconciliation: (1)
Net income, per diluted share	$0.23	$0.16
Add back:
Non-cash stock-based compensation expense	0.37	0.26
Non-cash amortization of acquired intangible assets	0.01	—
Income tax effect	(0.14)	(0.10)
Non-GAAP net income, per diluted share	$0.47	$0.32
Shares used in calculation of GAAP and non-GAAP net income per share:
Basic	28,196	27,476
Diluted	29,309	28,704
(1) The non-GAAP net income per diluted share reconciliation is calculated on a diluted weighted average share basis for GAAP net income periods.

Use of Non-GAAP Financial Information

This press release contains non-GAAP financial measures. Ultimate believes that non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Ultimate’s financial condition and results of operations. Ultimate’s management uses these non-GAAP results to compare Ultimate’s performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budget and planning purposes. These measures are used in monthly financial reports prepared for management and in quarterly financial reports presented to Ultimate’s Board of Directors. These measures may be different from non-GAAP financial measures used by other companies.

These non-GAAP measures should not be considered in isolation or as an alternative to such measures determined in accordance with generally accepted accounting principles in the United States (GAAP). The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses are excluded from the non-GAAP financial measures.

To compensate for these limitations, Ultimate presents its non-GAAP financial measures in connection with its GAAP results. Ultimate strongly urges investors and potential investors in Ultimate’s securities to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures that are included in this press release (under the caption “Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures”) and not to rely on any single financial measure to evaluate its business.

Ultimate presents the following non-GAAP financial measures in this press release: non-GAAP operating income, non-GAAP operating income, as a percentage of total revenues (or non-GAAP operating margin), non-GAAP net income and non-GAAP net income, per diluted share. We exclude the following items from these non-GAAP financial measures as appropriate:

Stock-based compensation expense. Ultimate’s non-GAAP financial measures exclude stock-based compensation expense, which consists of expenses for stock options and stock and stock unit awards recorded in accordance with Accounting Standards Codification 718, “Compensation – Stock Compensation.” For the three months ended March 31, 2014, stock-based compensation expense was $10.8 million, on a pre-tax basis. For the three months ended March 31, 2013, stock-based compensation expense was $7.6 million, on a pre-tax basis. Stock-based compensation expense is excluded from the non-GAAP financial measures because it is a non-cash expense that Ultimate does not consider part of ongoing operations when assessing its financial performance. Ultimate believes that such exclusion facilitates the comparison of results of ongoing operations for current and future periods with such results from past periods. For GAAP net income periods, non-GAAP reconciliations are calculated on a diluted weighted average share basis.

Amortization of acquired intangible assets. In accordance with GAAP, operating expenses include amortization of acquired intangible assets over the estimated useful lives of such assets. For the three months ended March 31, 2014, the amortization of acquired intangible assets was $0.3 million. There was no amortization of acquired intangible assets for the three months ended March 31, 2013. Amortization of acquired intangible assets is excluded from Ultimate’s non-GAAP financial measures because it is a non-cash expense that Ultimate does not consider part of ongoing operations when assessing its financial performance. Ultimate believes that such exclusion facilitates comparisons to its historical operating results and to the results of other companies in the same industry, which have their own unique acquisition histories.